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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 1, 2002


                               G&K SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        MINNESOTA                        0-4063                  41-0449530
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



 5995 OPUS PARKWAY, SUITE 500, MINNETONKA, MINNESOTA              55343
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (952) 912-5500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         The Registrant's Press Release dated October 4, 2002, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1        Press Release dated October 4, 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             G&K SERVICES, INC.
                                               (Registrant)



Date: October 1, 2002                        By: /s/ Jeffrey L. Wright
                                                 -------------------------------
                                                 Name: Jeffrey L. Wright
                                                 Title: Chief Financial Officer
                                                        and Secretary



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                                  EXHIBIT INDEX

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
EXHIBIT NO.                DESCRIPTION
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
  99.1          Press Release dated October 4, 2002.

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